Exhibit 99.1

For Immediate Release

Contact: Investor Relations

(713) 849-9911

IR@flotekind.com

Flotek Industries Forges New $35 Million Revolving Credit

Facility with PNC Bank

HOUSTON – September 26, 2011 - /PRNewswire/ — Flotek Industries, Inc. (“Flotek” or the “Company”) (NYSE:FTK - News) announced today that the Company and its domestic subsidiaries have entered into a Revolving Credit and Security Agreement with PNC Bank, N.A.

The facility provides up to $35 million of revolving borrowing capacity to be used for working capital, acquisitions and capital expenditures. The initial maturity date of the facility is December, 2012 which can be extended, at the lender’s option through September, 2014, should Flotek restructure its outstanding senior convertible notes.

“Flotek is very pleased to enter a positive new chapter in its financial journey with a new, traditional credit facility with PNC Bank,” said John Chisholm, Flotek Chairman and President. “As the sixth largest bank in the U.S., PNC will not only provide access to growth capital through this facility, they can also provide a host of other commercial banking and credit services that will grow with Flotek over time. We appreciate the confidence PNC has in Flotek and look forward to growing with them for years to come. This facility is both the right size and right price and comes at the right time as Flotek continues to see significant growth opportunities in our key markets.”

A complete description of the credit facility can be found in today’s filing with the U.S. Securities and Exchange Commission.

About Flotek Industries, Inc.

Flotek is a global developer and distributor of a portfolio of innovative oilfield technologies, including specialty chemicals and down-hole drilling and production equipment. It serves major and independent companies in the domestic and international oilfield service industry. Flotek Industries, Inc. is a publicly traded company headquartered in Houston, Texas, and its common shares are traded on the New York Stock Exchange under the ticker symbol “FTK.”

For additional information, please visit Flotek’s web site at www.flotekind.com.

Forward-Looking Statements:

Certain statements set forth in this Press Release constitute forward-looking statements (within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934) regarding Flotek Industries, Inc.’s business, financial condition, results of operations and prospects. Words such as expects, anticipates, intends, plans, believes, seeks, estimates and similar expressions or variations of such words are intended to identify forward-looking statements, but are not the exclusive means of identifying forward-looking statements in this Press Release.

Although forward-looking statements in this Press Release reflect the good faith judgment of management, such statements can only be based on facts and factors currently known to management. Consequently, forward-looking statements are inherently subject to risks and uncertainties, and actual results and outcomes may differ materially from the results and outcomes discussed in the forward-looking statements. Factors that could cause or contribute to such differences in results and outcomes include, but are not limited to, demand for oil and natural gas drilling services in the areas and markets in which the Company operates, competition, obsolescence of products and services, the Company’s ability to obtain financing to support its operations, environmental and other casualty risks, and the impact of government regulation. Further information about the risks and uncertainties that may impact the Company are set forth in the Company’s most recent filings on Form 10-K (including without limitation in the “Risk Factors” Section), and in the Company’s other SEC filings and publicly available documents. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this Press Release. The Company undertakes no obligation to revise or update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this Press Release.